UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 28, 2011 (November 15, 2010)

SEN YU INTERNATIONAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-12792	84-0916585
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 West 44th Street, New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  212-997-8585

N/A
________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 15, 2010, the Board of Directors (the “Board”) of Sen Yu International Holdings, Inc. (the “Company”), after consultation with Company management and the Company’s independent registered public accounting firm, MS Group CPA LLC, determined that the following previously filed financial statements of the Company should not be relied upon:

•
The Company’s audited consolidated financial statements for the fiscal year ended June 30, 2010 contained in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2010 filed originally on September 28, 2010 (“Form 10-K’); and

•	The Company’s unaudited financial statements for the three month period ended September 30, 2010 contained in the Company’s Quarterly Report on Form 10-Q filed on November 15, 2010 (“Form 10-Q”).

While preparing the Company’s financials statements for the quarter ended December 31, 2010, Company management and the Board determined that the Company failed to properly record in the above mentioned financial statements (a) the adjusted exercise price and the fair value of certain warrants issued in connection with a private placement conducted by the Company in June 2010 (“June 2010 Private Placement”); and (b) the outstanding number and adjusted conversion price of Series B Convertible Preferred Stock issued in the June 2010 Private Placement.

After discuss with MS Group CPA LLC,  and following review of relevant accounting standards,  the Company filed amendments to Form 10-K and Form 10-Q with the Securities and Exchange Commission on December 2, 2010 to correct the number of outstanding Series B Convertible Preferred Shares and the number of weighted shares of common stock outstanding on a fully diluted basis, which changes caused adjustments in other numbers including, without limitation, (a) the diluted earnings per share, (b) conversion price of the Series B Convertible Preferred Stock; (c) exercise prices of Series A Warrants and Series B Warrants, (d) fair value of Series A Warrants and Series B Warrants, and (e) numbers related to income and working capital. The amendments included restated consolidated financial statements and notes thereto, and other appropriate revisions to the Management’s Discussion and Analysis or Plan of Operation section to reflect the foregoing.

On February 16, 2011, the Company filed a Current Report on Form 8-K to report non-reliance on the restated financial statements in the above mentioned amendments. The Form 10-K was amended and restated again on February 18, 2011.

As a result of those amendments, Company management concluded that its disclosure controls and procedures were not effective for the relevant periods.

Cautionary Note on Forward Look Statements

This Current Report on Form 8-K and the exhibit hereto and the statements of the Company related thereto contain, or may contain, among other things, certain “forward-looking statements” which involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission. Actual results, including, without limitation, the Company’s results of operations in the future, may differ significantly from those set forth in the forward-looking statements.  Forward-looking statements involve risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).  The Company undertakes no obligation to update any forward-looking statements, except as provided for by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 27, 2011	Sen Yu International Holdings, Inc.

By: /s/ Zhenyu Shang
Name: Zhenyu Shang
Title: Chairman and Chief Executive Officer